First Quarter 2017

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement First Quarter 2017

 TABLE OF CONTENTS
(in millions of dollars, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Consolidated U.S. GAAP Results[1]

Premium Income	$2,142.9	$2,087.5	$8,357.7	$8,082.4

Operating Revenue	$2,795.5	$2,745.9	$11,022.3	$10,775.1
Net Realized Investment Gain (Loss)	11.0	(20.5)	24.2	(43.8)

Revenue	$2,806.5	$2,725.4	$11,046.5	$10,731.3

Net Income	$229.9	$210.6	$931.4	$867.1
Net Income Per Common Share:
Basic	$1.00	$0.88	$3.96	$3.51
Assuming Dilution	$1.00	$0.88	$3.95	$3.50

Assets	$62,524.7	$61,967.9	$61,941.5	$60,563.6
Stockholders' Equity	$9,107.4	$8,920.3	$8,698.0	$8,663.9

Operating Return on Equity[2]
Unum US	15.4%	14.4%	15.0%	13.3%
Unum UK	15.8%	17.7%	18.6%	18.0%
Colonial Life	17.4%	17.7%	17.4%	16.6%
Core Operating Segments	15.8%	15.4%	15.9%	14.5%
Consolidated	11.4%	11.1%	11.2%	11.2%

Traditional U.S. Life Insurance Companies' Statutory Results[3]
Net Gain from Operations, After Tax	$180.1	$184.1	$884.6	$689.2
Net Realized Investment Gain (Loss), After Tax	0.4	(17.5)	(29.5)	(35.5)

Net Income	$180.5	$166.6	$855.1	$653.7

Capital and Surplus	$3,548.3	$3,459.0	$3,626.9	$3,470.3

Weighted Average Risk-based Capital Ratio	>390%	~390%	~ 400%	~ 400%

1 Generally Accepted Accounting Principles
2 We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment.  Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting. See page 13.
3 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, Unum Insurance Company and Starmount Life Insurance Company.

Unum Group Capital Metrics

	3/31/2017		3/31/2016		12/31/2016		12/31/2015
	(in millions)	per share	(in millions)	per share	(in millions)	per share	(in millions)	per share
Total Stockholders' Equity (Book Value)	$9,107.4	$39.91	$8,920.3	$37.52	$8,968.0	$39.02	$8,663.9	$35.96
Excluding:
Net Unrealized Gain on Securities	483.0	2.12	438.4	1.84	440.6	1.92	204.3	0.84
Net Gain on Cash Flow Hedges	316.8	1.38	351.8	1.48	327.5	1.42	378.0	1.57
Subtotal	8,307.6	36.41	8,130.1	34.20	8,199.9	35.68	8,081.6	33.55
Excluding:
Foreign Currency Translation Adjustment	(336.9)	(1.47)	(200.0)	(0.84)	(354.0)	(1.54)	(173.6)	(0.72)
Subtotal	8,644.5	37.88	8,330.1	35.04	8,553.9	37.22	8,255.2	34.27
Excluding:
Unrecognized Pension and Postretirement Benefit Costs	(462.5)	(2.03)	(389.5)	(1.64)	(465.1)	(2.02)	(392.6)	(1.63)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income (Loss)	$9,107.0	$39.91	$8,719.6	$36.68	$9,019.0	$39.24	$8,647.8	$35.90

Dividends Paid	$46.5	$0.200	$45.2	$0.185	$182.6	$0.770	$174.2	$0.700

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Shares Repurchased (millions)	2.1	3.7	11.9	12.3
Cost of Shares Repurchased (millions)(1)	$100.0	$100.0	$403.3	$426.7
Price (UNM closing price on last trading day of period)	$46.89	$30.92	$43.93	$33.29

Leverage Ratio	26.9%	25.4%	27.2%	25.5%

Holding Company Cash and Marketable Securities(2)	$648	$478	$594	$475

(1) Includes commissions of a de minimis amount for the three month periods ended March 31, 2017 and 2016, respectively, and $0.2 million and $0.3 million for the years ended December 31, 2016 and 2015, respectively.
(2) Excludes amounts committed for subsidiary contributions.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident Insurance Company	A	A	A2	A
Unum Life Insurance Company of America	A	A	A2	A
Colonial Life & Accident Insurance Company	A	A	A2	A
The Paul Revere Life Insurance Company	A	A	A2	A
Starmount Life Insurance Company	A-	NR	NR	NR
Unum Insurance Company	A-	A	A2	NR
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Income

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Revenue
Premium Income	$2,142.9	$2,087.5	$8,357.7	$8,082.4
Net Investment Income	602.4	606.4	2,459.0	2,481.2
Net Realized Investment Gain (Loss)	11.0	(20.5)	24.2	(43.8)
Other Income	50.2	52.0	205.6	211.5
Total Revenue	2,806.5	2,725.4	11,046.5	10,731.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,749.0	1,729.8	6,941.8	6,782.8
Commissions	270.2	259.9	1,026.7	996.3
Interest and Debt Expense - Non-recourse Debt	1.7	1.7	6.9	6.6
Interest and Debt Expense - All Other Debt	38.1	36.9	159.1	146.2
Deferral of Acquisition Costs	(162.1)	(152.5)	(592.4)	(569.7)
Amortization of Deferred Acquisition Costs	141.5	132.2	493.0	482.3
Other Expenses	437.8	413.2	1,663.7	1,648.5
Total Benefits and Expenses	2,476.2	2,421.2	9,698.8	9,493.0

Income Before Income Tax	330.3	304.2	1,347.7	1,238.3
Income Tax Expense	100.4	93.6	416.3	371.2

Net Income	$229.9	$210.6	$931.4	$867.1

Average Weighted Shares Outstanding
Basic	229.4	239.6	235.4	247.0
Assuming Dilution	230.4	239.9	236.0	247.9

Actual Number of Shares Outstanding	228.2	237.7	229.8	240.9

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	3/31/2017	3/31/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$36.0	$37.5	(4.0)%	$217.8	$239.7
Group Short-term Disability	16.9	16.2	4.3	114.6	119.7
Group Life and AD&D	37.2	40.8	(8.8)	270.1	250.1
Subtotal	90.1	94.5	(4.7)	602.5	609.5
Supplemental and Voluntary
Individual Disability	16.2	16.7	(3.0)	65.1	67.5
Voluntary Benefits	147.3	125.9	17.0	261.7	262.6
Dental and Vision	9.9	—	—	14.5	—
Subtotal	173.4	142.6	21.6	341.3	330.1
Total Sales	$263.5	$237.1	11.1	$943.8	$939.6

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 employees)	$56.3	$58.2	(3.3)%	$378.1	$405.4
Large Case Market	33.8	36.3	(6.9)	224.4	204.1
Subtotal	90.1	94.5	(4.7)	602.5	609.5
Supplemental and Voluntary	173.4	142.6	21.6	341.3	330.1
Total Sales	$263.5	$237.1	11.1	$943.8	$939.6

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	3/31/2017	3/31/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Group Long-term Disability	$13.5	$10.2	32.4%	$50.2	$53.4
Group Life	3.9	4.7	(17.0)	23.8	25.7
Supplemental	2.3	3.5	(34.3)	10.5	5.0
Total Sales	$19.7	$18.4	7.1	$84.5	$84.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	$6.4	$8.4	(23.8)%	$42.0	$44.3
Large Case Market	11.0	6.5	69.2	32.0	34.8
Subtotal	17.4	14.9	16.8	74.0	79.1
Supplemental	2.3	3.5	(34.3)	10.5	5.0
Total Sales	$19.7	$18.4	7.1	$84.5	$84.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£10.9	£7.1	53.5%	£37.2	£35.0
Group Life	3.1	3.2	(3.1)	17.8	16.8
Supplemental	1.9	2.5	(24.0)	7.7	3.3
Total Sales	£15.9	£12.8	24.2	£62.7	£55.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 employees)	£5.2	£5.9	(11.9)%	£31.2	£29.0
Large Case Market	8.8	4.4	100.0	23.8	22.8
Subtotal	14.0	10.3	35.9	55.0	51.8
Supplemental	1.9	2.5	(24.0)	7.7	3.3
Total Sales	£15.9	£12.8	24.2	£62.7	£55.1

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	3/31/2017	3/31/2016	% Change	12/31/2016	12/31/2015
Sales by Product
Accident, Sickness, and Disability	$61.5	$58.3	5.5%	$310.6	$276.1
Life	20.9	17.0	22.9	94.0	85.6
Cancer and Critical Illness	14.0	14.6	(4.1)	79.0	76.8
Total Sales	$96.4	$89.9	7.2	$483.6	$438.5

Sales by Market Sector
Commercial
Core Market (< 1,000 employees)	$70.2	$62.0	13.2%	$309.0	$290.8
Large Case Market	8.2	10.2	(19.6)	59.8	54.2
Subtotal	78.4	72.2	8.6	368.8	345.0
Public Sector	18.0	17.7	1.7	114.8	93.5
Total Sales	$96.4	$89.9	7.2	$483.6	$438.5

5. 2

Unum Group Consolidated Balance Sheets

	March 31	December 31
	2017	2016
Assets
Investments
Fixed Maturity Securities	$44,623.2	$44,217.3
Mortgage Loans	2,068.4	2,038.9
Policy Loans	3,447.4	3,463.2
Other Long-term Investments	645.3	631.5
Short-term Investments	772.4	780.0
Total Investments	51,556.7	51,130.9

Other Assets
Cash and Bank Deposits	107.0	100.4
Accounts and Premiums Receivable	1,695.4	1,610.8
Reinsurance Recoverable	4,842.8	4,858.9
Accrued Investment Income	752.8	693.3
Deferred Acquisition Costs	2,113.2	2,094.2
Goodwill	335.7	335.1
Property and Equipment	501.2	500.6
Other Assets	619.9	617.3
Total Assets	$62,524.7	$61,941.5

Liabilities
Policy and Contract Benefits	$1,544.8	$1,507.9
Reserves for Future Policy and Contract Benefits	44,502.2	44,245.9
Unearned Premiums	419.5	363.7
Other Policyholders’ Funds	1,641.2	1,623.8
Income Tax Payable	65.3	20.6
Deferred Income Tax	188.5	130.3
Long-term Debt - Non-recourse	240.2	255.0
Long-term Debt - All Other	2,744.4	2,744.4
Payables for Collateral on Investments	397.6	406.0
Other Liabilities	1,673.6	1,675.9
Total Liabilities	53,417.3	52,973.5

Stockholders’ Equity
Common Stock	30.4	30.4
Additional Paid-in Capital	2,277.4	2,272.8
Accumulated Other Comprehensive Income (Loss)	0.4	(51.0)
Retained Earnings	8,927.4	8,744.0
Treasury Stock	(2,128.2)	(2,028.2)
Total Stockholders’ Equity	9,107.4	8,968.0
Total Liabilities and Stockholders’ Equity	$62,524.7	$61,941.5

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2015	$1,136.4	$27.1	$845.0	$2,008.5
Capitalization	314.1	8.2	270.1	592.4
Amortization	(275.2)	(9.7)	(208.1)	(493.0)
Adjustment Related to Unrealized Investment Gains and Losses	1.2	—	(10.7)	(9.5)
Foreign Currency	—	(4.2)	—	(4.2)
Balances at December 31, 2016	1,176.5	21.4	896.3	2,094.2
Capitalization	87.3	1.8	73.0	162.1
Amortization	(83.5)	(2.2)	(55.8)	(141.5)
Adjustment Related to Unrealized Investment Gains and Losses	(0.1)	—	(1.8)	(1.9)
Foreign Currency	—	0.3	—	0.3
Balances at March 31, 2017	$1,180.2	$21.3	$911.7	$2,113.2

6. 1

Unum Group Balance Sheets by Segment - March 31, 2017

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,672.1	$2,288.0	$4,554.0	$15,514.1	$2,927.8	$2,823.4	$28,070.7	$2,220.7	$51,556.7
Deferred Acquisition Costs	91.8	74.7	1,013.7	1,180.2	21.3	911.7	—	—	2,113.2
Goodwill	—	—	271.1	271.1	36.9	27.7	—	—	335.7
All Other	551.6	202.7	392.2	1,146.5	222.9	214.0	5,811.5	1,124.2	8,519.1
Total Assets	$9,315.5	$2,565.4	$6,231.0	$18,111.9	$3,208.9	$3,976.8	$33,882.2	$3,344.9	$62,524.7

Liabilities
Reserves and Policyholder Benefits	$7,486.8	$1,719.1	$3,927.1	$13,133.0	$2,456.8	$2,366.4	$30,151.5	$—	$48,107.7
Debt	—	—	—	—	—	—	240.2	2,744.4	2,984.6
All Other	290.4	51.2	419.2	760.8	74.6	285.8	(101.1)	1,304.9	2,325.0
Total Liabilities	7,777.2	1,770.3	4,346.3	13,893.8	2,531.4	2,652.2	30,290.6	4,049.3	53,417.3

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,517.3	772.0	1,774.7	4,064.0	579.4	1,235.8	3,148.6	(720.2)	8,307.6
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	21.0	23.1	110.0	154.1	98.1	88.8	443.0	15.8	799.8
Total Allocated Stockholders' Equity	1,538.3	795.1	1,884.7	4,218.1	677.5	1,324.6	3,591.6	(704.4)	9,107.4

Total Liabilities and Allocated Stockholders' Equity	$9,315.5	$2,565.4	$6,231.0	$18,111.9	$3,208.9	$3,976.8	$33,882.2	$3,344.9	$62,524.7

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with our target capital levels for regulatory and rating agency purposes. We modify this formula periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2016

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$8,763.7	$2,327.1	$4,488.9	$15,579.7	$2,856.9	$2,787.4	$27,894.5	$2,012.4	$51,130.9
Deferred Acquisition Costs	89.8	73.4	1,013.3	1,176.5	21.4	896.3	—	—	2,094.2
Goodwill	—	—	271.1	271.1	36.3	27.7	—	—	335.1
All Other	445.4	144.0	419.9	1,009.3	186.8	211.8	5,839.8	1,133.6	8,381.3
Total Assets	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

Liabilities
Reserves and Policyholder Benefits	$7,495.6	$1,690.4	$3,872.2	$13,058.2	$2,365.4	$2,341.7	$29,976.0	$—	$47,741.3
Debt	—	—	—	—	—	—	255.0	2,744.4	2,999.4
All Other	272.7	58.1	429.5	760.3	72.0	270.8	(105.5)	1,235.2	2,232.8
Total Liabilities	7,768.3	1,748.5	4,301.7	13,818.5	2,437.4	2,612.5	30,125.5	3,979.6	52,973.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,511.1	766.9	1,790.2	4,068.2	571.3	1,227.0	3,173.9	(840.5)	8,199.9
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	19.5	29.1	101.3	149.9	92.7	83.7	434.9	6.9	768.1
Total Allocated Stockholders' Equity	1,530.6	796.0	1,891.5	4,218.1	664.0	1,310.7	3,608.8	(833.6)	8,968.0

Total Liabilities and Allocated Stockholders' Equity	$9,298.9	$2,544.5	$6,193.2	$18,036.6	$3,101.4	$3,923.2	$33,734.3	$3,146.0	$61,941.5

6. 3

Unum Group Financial Results by Segment

We measure and analyze our segment performance on the basis of "operating revenue" and "operating income" or "operating loss", which differ from total revenue and income before income tax as presented in our consolidated statements of income due to the exclusion of net realized investment gains and losses and certain other items as specified in the following pages. These performance measures are in accordance with GAAP guidance for segment reporting, but they should not be viewed as a substitute for total revenue, income before income tax, or net income.  We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "benefits and expenses" and the tax thereon is reported in "income tax" in the following charts.  Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting.

	Three Months Ended			Year Ended
	3/31/2017	3/31/2016	% Change	12/31/2016	12/31/2015	% Change
Premium Income
Unum US	$1,360.4	$1,301.3	4.5%	$5,240.9	$4,960.0	5.7%
Unum UK	121.3	139.3	(12.9)	529.3	576.2	(8.1)
Colonial Life	374.3	351.2	6.6	1,417.1	1,338.6	5.9
Closed Block	286.9	295.7	(3.0)	1,170.4	1,207.6	(3.1)
	2,142.9	2,087.5	2.7	8,357.7	8,082.4	3.4
Net Investment Income
Unum US	202.5	207.4	(2.4)	828.7	865.3	(4.2)
Unum UK	26.6	26.8	(0.7)	118.1	124.9	(5.4)
Colonial Life	35.1	34.0	3.2	141.5	145.4	(2.7)
Closed Block	335.3	333.4	0.6	1,352.2	1,320.0	2.4
Corporate	2.9	4.8	(39.6)	18.5	25.6	(27.7)
	602.4	606.4	(0.7)	2,459.0	2,481.2	(0.9)
Other Income
Unum US	28.7	29.0	(1.0)	113.3	119.2	(4.9)
Unum UK	—	—	—	0.2	—	—
Colonial Life	0.3	0.3	—	1.2	0.1	N.M.
Closed Block	20.8	22.4	(7.1)	86.0	89.3	(3.7)
Corporate	0.4	0.3	33.3	4.9	2.9	69.0
	50.2	52.0	(3.5)	205.6	211.5	(2.8)
Total Operating Revenue
Unum US	1,591.6	1,537.7	3.5	6,182.9	5,944.5	4.0
Unum UK	147.9	166.1	(11.0)	647.6	701.1	(7.6)
Colonial Life	409.7	385.5	6.3	1,559.8	1,484.1	5.1
Closed Block	643.0	651.5	(1.3)	2,608.6	2,616.9	(0.3)
Corporate	3.3	5.1	(35.3)	23.4	28.5	(17.9)
	$2,795.5	$2,745.9	1.8	$11,022.3	$10,775.1	2.3

Unum Group Financial Results by Segment - Continued

	Three Months Ended			Year Ended
	3/31/2017	3/31/2016	% Change	12/31/2016	12/31/2015	% Change
Benefits and Expenses
Unum US	$1,352.5	$1,321.8	2.3%	$5,268.7	$5,094.5	3.4%
Unum UK	121.3	132.5	(8.5)	519.0	560.5	(7.4)
Colonial Life	327.3	308.1	6.2	1,245.6	1,175.0	6.0
Closed Block	611.4	617.8	(1.0)	2,479.1	2,497.8	(0.7)
Corporate	63.7	41.0	55.4	186.4	165.2	12.8
	2,476.2	2,421.2	2.3	9,698.8	9,493.0	2.2
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Loss from Guaranty Fund Assessment
Unum US	239.1	215.9	10.7	914.2	850.0	7.6
Unum UK	26.6	33.6	(20.8)	128.6	140.6	(8.5)
Colonial Life	82.4	77.4	6.5	314.2	309.1	1.6
Closed Block	31.6	33.7	(6.2)	129.5	119.1	8.7
Corporate	(39.8)	(35.9)	10.9	(163.0)	(136.7)	(19.2)
	339.9	324.7	4.7	1,323.5	1,282.1	3.2
Income Tax Expense	103.8	100.5	3.3	407.9	388.9	4.9

Income Before Net Realized Investment Gain (Loss) and Loss from Guaranty Fund Assessment, Net of Tax	236.1	224.2	5.3	915.6	893.2	2.5

Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.8; $(6.9); $8.4; $(17.7))	7.2	(13.6)	(152.9)	15.8	(26.1)	160.5
Loss from Guaranty Fund Assessment (net of tax benefit of $7.2; $-; $-; $-)	(13.4)	—	N.M.	—	—	—

Net Income	$229.9	$210.6	9.2	$931.4	$867.1	7.4

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15
Premium Income
Unum US	$1,360.4	$1,325.2	$1,315.0	$1,299.4	$1,301.3	$1,251.6	$1,241.8	$1,236.4	$1,230.2
Unum UK	121.3	121.9	127.3	140.8	139.3	150.4	144.6	142.2	139.0
Colonial Life	374.3	360.4	354.1	351.4	351.2	337.4	333.1	335.9	332.2
Closed Block	286.9	291.7	293.0	290.0	295.7	298.4	301.3	303.0	304.9
	2,142.9	2,099.2	2,089.4	2,081.6	2,087.5	2,037.8	2,020.8	2,017.5	2,006.3
Net Investment Income
Unum US	202.5	206.3	207.3	207.7	207.4	220.3	214.3	215.7	215.0
Unum UK	26.6	28.8	28.5	34.0	26.8	34.8	28.0	38.6	23.5
Colonial Life	35.1	35.8	36.1	35.6	34.0	35.6	35.9	36.9	37.0
Closed Block	335.3	343.6	334.1	341.1	333.4	340.4	327.5	331.7	320.4
Corporate	2.9	3.4	5.4	4.9	4.8	5.3	6.4	7.8	6.1
	602.4	617.9	611.4	623.3	606.4	636.4	612.1	630.7	602.0
Other Income
Unum US	28.7	27.7	28.7	27.9	29.0	28.8	28.1	31.4	30.9
Unum UK	—	—	—	0.2	—	—	—	—	—
Colonial Life	0.3	0.2	0.4	0.3	0.3	—	0.1	—	—
Closed Block	20.8	20.7	21.5	21.4	22.4	21.8	21.5	22.8	23.2
Corporate	0.4	2.4	0.9	1.3	0.3	0.3	1.8	0.5	0.3
	50.2	51.0	51.5	51.1	52.0	50.9	51.5	54.7	54.4
Total Operating Revenue
Unum US	1,591.6	1,559.2	1,551.0	1,535.0	1,537.7	1,500.7	1,484.2	1,483.5	1,476.1
Unum UK	147.9	150.7	155.8	175.0	166.1	185.2	172.6	180.8	162.5
Colonial Life	409.7	396.4	390.6	387.3	385.5	373.0	369.1	372.8	369.2
Closed Block	643.0	656.0	648.6	652.5	651.5	660.6	650.3	657.5	648.5
Corporate	3.3	5.8	6.3	6.2	5.1	5.6	8.2	8.3	6.4
	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7

Unum Group Quarterly Historical Financial Results by Segment - Continued

	3/31/17	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15
Benefits and Expenses
Unum US	$1,352.5	$1,319.1	$1,320.0	$1,307.8	$1,321.8	$1,286.5	$1,265.5	$1,280.7	$1,261.8
Unum UK	121.3	120.8	127.6	138.1	132.5	148.2	139.9	142.5	129.9
Colonial Life	327.3	316.5	311.6	309.4	308.1	295.4	292.8	295.2	291.6
Closed Block	611.4	621.4	620.0	619.9	617.8	632.5	622.6	620.9	621.8
Corporate	63.7	47.5	52.0	45.9	41.0	43.2	38.1	44.6	39.3
	2,476.2	2,425.3	2,431.2	2,421.1	2,421.2	2,405.8	2,358.9	2,383.9	2,344.4
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Loss from Guaranty Fund Assessment
Unum US	239.1	240.1	231.0	227.2	215.9	214.2	218.7	202.8	214.3
Unum UK	26.6	29.9	28.2	36.9	33.6	37.0	32.7	38.3	32.6
Colonial Life	82.4	79.9	79.0	77.9	77.4	77.6	76.3	77.6	77.6
Closed Block	31.6	34.6	28.6	32.6	33.7	28.1	27.7	36.6	26.7
Corporate	(39.8)	(41.7)	(45.7)	(39.7)	(35.9)	(37.6)	(29.9)	(36.3)	(32.9)
	339.9	342.8	321.1	334.9	324.7	319.3	325.5	319.0	318.3
Income Tax Expense	103.8	113.1	92.4	101.9	100.5	90.7	104.4	98.4	95.4

Income Before Net Realized Investment Gain (Loss) and Loss from Guaranty Fund Assessment, Net of Tax	236.1	229.7	228.7	233.0	224.2	228.6	221.1	220.6	222.9

Net Realized Investment Gain (Loss)	11.0	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)
Tax Expense (Benefit) on Net Realized Investment Gain (Loss)	3.8	10.1	3.7	1.5	(6.9)	(0.2)	(9.3)	(2.9)	(5.3)
Loss from Guaranty Fund Assessment	(20.6)	—	—	—	—	—	—	—	—
Tax Benefit on Loss from Guaranty Fund Assessment	(7.2)	—	—	—	—	—	—	—	—

Net Income	$229.9	$248.0	$236.0	$236.8	$210.6	$226.1	$203.8	$224.3	$212.9

Net Income Per Common Share - Assuming Dilution	$1.00	$1.07	$1.01	$1.00	$0.88	$0.93	$0.83	$0.90	$0.84

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income	$1,360.4	$1,301.3	$5,240.9	$4,960.0
Net Investment Income	202.5	207.4	828.7	865.3
Other Income	28.7	29.0	113.3	119.2
Total	1,591.6	1,537.7	6,182.9	5,944.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	923.4	902.2	3,624.3	3,476.7
Commissions	153.2	149.0	580.4	562.2
Deferral of Acquisition Costs	(87.3)	(84.9)	(314.1)	(307.3)
Amortization of Deferred Acquisition Costs	83.5	78.5	275.2	272.3
Other Expenses	279.7	277.0	1,102.9	1,090.6
Total	1,352.5	1,321.8	5,268.7	5,094.5

Operating Income	$239.1	$215.9	$914.2	$850.0

Operating Ratios (% of Premium Income):
Benefit Ratio	67.9%	69.3%	69.2%	70.1%
Other Expense Ratio	20.6%	21.3%	21.0%	22.0%
Operating Income Ratio	17.6%	16.6%	17.4%	17.1%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	$434.4	$430.6	$1,726.6	$1,644.7
Group Short-term Disability	157.9	157.5	626.1	607.4
Total Premium Income	592.3	588.1	2,352.7	2,252.1
Net Investment Income	115.5	120.8	479.5	496.5
Other Income	24.0	22.9	91.1	92.9
Total	731.8	731.8	2,923.3	2,841.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	453.8	474.3	1,863.8	1,834.0
Commissions	46.4	45.2	178.2	172.2
Deferral of Acquisition Costs	(12.0)	(12.4)	(46.4)	(43.2)
Amortization of Deferred Acquisition Costs	10.0	9.1	35.9	33.7
Other Expenses	144.9	145.2	572.1	572.4
Total	643.1	661.4	2,603.6	2,569.1

Operating Income	$88.7	$70.4	$319.7	$272.4

Operating Ratios (% of Premium Income):
Benefit Ratio	76.6%	80.6%	79.2%	81.4%
Other Expense Ratio	24.5%	24.7%	24.3%	25.4%
Operating Income Ratio	15.0%	12.0%	13.6%	12.1%

Persistency:
Group Long-term Disability	88.1%	88.9%	91.0%	92.1%
Group Short-term Disability	85.2%	86.0%	87.7%	88.1%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Life	$367.8	$351.5	$1,410.0	$1,347.4
Accidental Death & Dismemberment	36.6	34.6	140.3	131.7
Total Premium Income	404.4	386.1	1,550.3	1,479.1
Net Investment Income	27.6	28.5	113.4	135.1
Other Income	1.0	1.0	4.5	2.1
Total	433.0	415.6	1,668.2	1,616.3

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	290.7	275.9	1,112.6	1,061.6
Commissions	32.6	32.3	126.8	121.2
Deferral of Acquisition Costs	(9.3)	(9.8)	(35.7)	(33.3)
Amortization of Deferred Acquisition Costs	8.0	7.5	29.2	26.2
Other Expenses	55.0	54.3	213.5	215.7
Total	377.0	360.2	1,446.4	1,391.4

Operating Income	$56.0	$55.4	$221.8	$224.9

Operating Ratios (% of Premium Income):
Benefit Ratio	71.9%	71.5%	71.8%	71.8%
Other Expense Ratio	13.6%	14.1%	13.8%	14.6%
Operating Income Ratio	13.8%	14.3%	14.3%	15.2%

Persistency:
Group Life	87.4%	89.9%	90.7%	89.2%
Accidental Death & Dismemberment	87.1%	89.1%	90.3%	89.8%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Individual Disability	$107.0	$123.9	$480.3	$478.9
Voluntary Benefits	215.2	203.2	796.5	749.9
Dental and Vision	41.5	—	61.1	—
Total Premium Income	363.7	327.1	1,337.9	1,228.8
Net Investment Income	59.4	58.1	235.8	233.7
Other Income	3.7	5.1	17.7	24.2
Total	426.8	390.3	1,591.4	1,486.7

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	178.9	152.0	647.9	581.1
Commissions	74.2	71.5	275.4	268.8
Deferral of Acquisition Costs	(66.0)	(62.7)	(232.0)	(230.8)
Amortization of Deferred Acquisition Costs	65.5	61.9	210.1	212.4
Other Expenses	79.8	77.5	317.3	302.5
Total	332.4	300.2	1,218.7	1,134.0

Operating Income	$94.4	$90.1	$372.7	$352.7

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	54.6%	50.9%	52.9%	51.8%
Voluntary Benefits	42.2%	43.8%	44.3%	44.4%
Dental and Vision	71.6%	—%	66.6%	—%
Other Expense Ratio	21.9%	23.7%	23.7%	24.6%
Operating Income Ratio	26.0%	27.5%	27.9%	28.7%

Persistency:
Individual Disability	91.1%	91.3%	91.1%	90.3%
Voluntary Benefits	75.9%	76.7%	76.9%	75.9%
Dental and Vision	83.4%	—%	84.6%	—%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	$80.8	$93.1	$355.2	$397.4
Group Life	24.8	28.7	105.7	121.5
Supplemental	15.7	17.5	68.4	57.3
Total Premium Income	121.3	139.3	529.3	576.2
Net Investment Income	26.6	26.8	118.1	124.9
Other Income	—	—	0.2	—
Total	147.9	166.1	647.6	701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	86.7	94.7	367.4	394.8
Commissions	8.8	9.0	38.9	41.8
Deferral of Acquisition Costs	(1.8)	(2.0)	(8.2)	(9.6)
Amortization of Deferred Acquisition Costs	2.2	2.7	9.7	11.3
Other Expenses	25.4	28.1	111.2	122.2
Total	121.3	132.5	519.0	560.5

Operating Income	$26.6	$33.6	$128.6	$140.6

Unum Group Financial Results for Unum UK Segment - Continued

	Three Months Ended		Year Ended
(in millions of pounds, except exchange rate)	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Group Long-term Disability	£65.2	£65.0	£262.0	£259.9
Group Life	20.0	20.1	78.0	79.5
Supplemental	12.7	12.2	50.5	37.5
Total Premium Income	97.9	97.3	390.5	376.9
Net Investment Income	21.4	18.7	87.3	81.6
Other Income	—	—	0.1	—
Total	119.3	116.0	477.9	458.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	69.9	66.1	270.9	258.1
Commissions	7.1	6.2	28.9	27.4
Deferral of Acquisition Costs	(1.4)	(1.4)	(6.1)	(6.3)
Amortization of Deferred Acquisition Costs	1.7	1.9	7.2	7.4
Other Expenses	20.6	19.7	82.2	79.9
Total	97.9	92.5	383.1	366.5

Operating Income	£21.4	£23.5	£94.8	£92.0

Weighted Average Pound/Dollar Exchange Rate	1.243	1.430	1.357	1.528

Operating Ratios (% of Premium Income):
Benefit Ratio	71.4%	67.9%	69.4%	68.5%
Other Expense Ratio	21.0%	20.2%	21.0%	21.2%
Operating Income Ratio	21.9%	24.2%	24.3%	24.4%

Persistency:
Group Long-term Disability	84.2%	87.5%	89.5%	89.2%
Group Life	82.0%	79.6%	81.3%	80.0%
Supplemental	91.5%	90.5%	89.9%	87.7%

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$219.1	$205.6	$830.0	$789.0
Life	74.2	67.7	273.8	252.4
Cancer and Critical Illness	81.0	77.9	313.3	297.2
Total Premium Income	374.3	351.2	1,417.1	1,338.6
Net Investment Income	35.1	34.0	141.5	145.4
Other Income	0.3	0.3	1.2	0.1
Total	409.7	385.5	1,559.8	1,484.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	190.2	178.9	726.4	683.0
Commissions	85.2	77.8	313.6	293.5
Deferral of Acquisition Costs	(73.0)	(65.6)	(270.1)	(252.8)
Amortization of Deferred Acquisition Costs	55.8	51.0	208.1	198.7
Other Expenses	69.1	66.0	267.6	252.6
Total	327.3	308.1	1,245.6	1,175.0

Operating Income	$82.4	$77.4	$314.2	$309.1

Operating Ratios (% of Premium Income):
Benefit Ratio	50.8%	50.9%	51.3%	51.0%
Other Expense Ratio	18.5%	18.8%	18.9%	18.9%
Operating Income Ratio	22.0%	22.0%	22.2%	23.1%

Persistency:
Accident, Sickness, and Disability	74.6%	74.8%	75.6%	74.8%
Life	84.5%	84.7%	85.0%	84.9%
Cancer and Critical Illness	81.9%	81.6%	82.9%	81.2%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Premium Income
Individual Disability	$121.3	$133.6	$521.9	$572.4
Long-term Care	163.1	161.7	643.9	633.5
All Other	2.5	0.4	4.6	1.7
Total Premium Income	286.9	295.7	1,170.4	1,207.6
Net Investment Income	335.3	333.4	1,352.2	1,320.0
Other Income	20.8	22.4	86.0	89.3
Total	643.0	651.5	2,608.6	2,616.9

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	548.7	554.0	2,223.7	2,228.3
Commissions	23.0	24.1	93.8	98.8
Interest and Debt Expense	1.7	1.7	6.9	6.6
Other Expenses	38.0	38.0	154.7	164.1
Total	611.4	617.8	2,479.1	2,497.8

Operating Income	$31.6	$33.7	$129.5	$119.1

Interest Adjusted Loss Ratios:
Individual Disability	83.6%	84.0%	83.6%	82.8%
Long-term Care	88.6%	88.9%	91.1%	87.6%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.2%	12.9%	13.2%	13.6%
Operating Income Ratio	11.0%	11.4%	11.1%	9.9%

Persistency:
Individual Disability	90.4%	90.9%	90.9%	90.9%
Long-term Care	95.1%	95.5%	94.8%	95.7%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	3/31/2017	3/31/2016	12/31/2016	12/31/2015
Operating Revenue
Net Investment Income	$2.9	$4.8	$18.5	$25.6
Other Income	0.4	0.3	4.9	2.9
Total	3.3	5.1	23.4	28.5

Interest and Other Expenses*	63.7	41.0	186.4	165.2

Operating Loss Including Loss from Guaranty Fund Assessment	(60.4)	(35.9)	(163.0)	(136.7)
Loss from Guaranty Fund Assessment	20.6	—	—	—
Operating Loss	$(39.8)	$(35.9)	$(163.0)	$(136.7)

* We previously excluded the amortization of prior period actuarial gains or losses, a component of the net periodic benefit cost for our pension and other postretirement benefit plans, from the results of our Corporate segment. Effective January 1, 2017, the amortization of prior period actuarial gains or losses is now reported in our Corporate segment as a component of "interest and other expenses" in the above chart. Amounts for periods prior to January, 1, 2017 have been adjusted to conform to current year reporting.

Unum Group Reserves

	March 31, 2017
	Gross						Total
	Policy		Claim Reserves				Reinsurance	Total
	Reserves	%	Incurred	IBNR	%	Total	Ceded	Net
Group Disability	$—	—	$6,132.3	$627.4	29.1%	$6,759.7	$73.9	$6,685.8
Group Life and Accidental Death & Dismemberment	64.8	0.4	707.9	195.4	3.9	968.1	5.1	963.0
Individual Disability	541.3	2.9	1,307.2	137.0	6.2	1,985.5	201.1	1,784.4
Voluntary Benefits	1,503.1	8.2	45.8	54.8	0.4	1,603.7	27.5	1,576.2
Dental and Vision	—	—	3.3	8.7	0.1	12.0	0.2	11.8
Unum US Segment	2,109.2	11.5	8,196.5	1,023.3	39.7	11,329.0	307.8	11,021.2

Unum UK Segment	18.2	0.1	1,751.0	104.7	8.0	1,873.9	80.5	1,793.4

Colonial Life Segment	1,891.8	10.3	278.7	131.3	1.8	2,301.8	8.2	2,293.6

Individual Disability	486.3	2.6	9,628.9	239.9	42.5	10,355.1	1,598.7	8,756.4
Long-term Care	8,022.9	43.7	1,396.8	139.6	6.6	9,559.3	41.5	9,517.8
Other	5,849.7	31.8	180.9	130.0	1.4	6,160.6	5,019.2	1,141.4
Closed Block Segment	14,358.9	78.1	11,206.6	509.5	50.5	26,075.0	6,659.4	19,415.6

Subtotal	$18,378.1	100.0%	$21,432.8	$1,768.8	100.0%	41,579.7	7,055.9	34,523.8

Adjustment Related to Unrealized Investment Gains and Losses						4,467.3	335.6	4,131.7

Consolidated						$46,047.0	$7,391.5	$38,655.5

The increase in the adjustment related to unrealized investment gains and losses, relative to year-end 2016, was due to a decrease in U.S. Treasury rates and credit spreads. This adjustment is applied to our reserves and is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2016
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,201.0	$608.6	29.3%	$6,809.6	$74.3	$6,735.3
Group Life and Accidental Death & Dismemberment	65.4	0.3	704.8	192.6	3.9	962.8	4.1	958.7
Individual Disability	544.6	3.0	1,298.5	130.6	6.1	1,973.7	201.0	1,772.7
Voluntary Benefits	1,492.7	8.2	45.5	50.6	0.4	1,588.8	27.7	1,561.1
Dental and Vision	—	—	3.9	8.1	0.1	12.0	0.2	11.8
Unum US Segment	2,102.7	11.5%	8,253.7	990.5	39.8%	11,346.9	307.3	11,039.6

Unum UK Segment	18.2	0.1	1,714.2	113.3	7.9	1,845.7	81.8	1,763.9

Colonial Life Segment	1,871.0	10.3	277.8	132.0	1.8	2,280.8	7.9	2,272.9

Individual Disability	513.6	2.8	9,696.4	251.6	42.8	10,461.6	1,601.2	8,860.4
Long-term Care	7,898.4	43.3	1,360.4	136.6	6.4	9,395.4	41.8	9,353.6
Other	5,848.3	32.0	189.8	132.1	1.3	6,170.2	5,030.6	1,139.6
Closed Block Segment	14,260.3	78.1	11,246.6	520.3	50.5	26,027.2	6,673.6	19,353.6

Subtotal	$18,252.2	100.0%	$21,492.3	$1,756.1	100.0%	41,500.6	7,070.6	34,430.0

Adjustment Related to Unrealized Investment Gains and Losses						4,253.2	321.3	3,931.9

Consolidated						$45,753.8	$7,391.9	$38,361.9

14. 1

Unum Group Investments

	3/31/2017			3/31/2017	12/31/2016
Fixed Maturity Securities (Fair Value)
Public	$29,165.1	65.4%	Selected Statistics
Asset-Backed Securities	83.4	0.2	Earned Book Yield	5.18%	5.30%
Residential Mortgage-Backed Securities (1)	1,943.2	4.3	Average Duration (in years)	7.62	7.59
Commercial Mortgage-Backed Securities	128.8	0.3
Private Placements	5,407.1	12.1
High Yield	3,345.9	7.5
Government Securities	2,334.1	5.2
Municipal Securities (2)	2,173.9	4.9
Redeemable Preferred Stocks	41.7	0.1
Total	$44,623.2	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.4%	8.2%	Total Non-Current Investments	$41.9	$41.9
Aa	7.8	8.4	Total Schedule BA Assets	$527.7	$510.3
A	27.8	28.9
Baa	47.7	47.0
Below Baa	8.3	7.5
Total	100.0%	100.0%

(1) Includes $13.4 million of high yield mortgage-backed securities.
(2) Includes $1.4 million of high yield taxable municipal securities.

Unum Group Investments at March 31, 2017

Fixed Maturity Securities - By Industry Classification - Unrealized Gain
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,627.7	$233.6	$397.2	$11.8	$2,230.5	$245.4
Capital Goods	4,242.4	463.4	422.7	10.0	3,819.7	473.4
Communications	3,097.6	371.7	294.2	19.9	2,803.4	391.6
Consumer Cyclical	1,373.8	131.3	112.9	2.9	1,260.9	134.2
Consumer Non-Cyclical	6,652.8	636.0	964.0	42.9	5,688.8	678.9
Energy	5,014.4	533.0	653.0	28.7	4,361.4	561.7
Financial Institutions	3,311.9	282.3	341.4	6.1	2,970.5	288.4
Mortgage/Asset-Backed	2,155.4	114.3	509.1	10.1	1,646.3	124.4
Sovereigns	917.8	204.5	—	—	917.8	204.5
Technology	1,648.6	94.4	135.1	2.3	1,513.5	96.7
Transportation	1,903.6	244.3	181.8	5.3	1,721.8	249.6
U.S. Government Agencies and Municipalities	3,590.2	475.7	268.9	6.7	3,321.3	482.4
Public Utilities	8,087.0	1,141.1	292.0	14.9	7,795.0	1,156.0
Total	$44,623.2	$4,925.6	$4,572.3	$161.6	$40,050.9	$5,087.2

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$432.6	$4.0		$215.4	$2.9
91 through 180 days	2,929.8	82.1		88.1	2.3
181 through 270 days	165.9	9.5		2.3	—
271 days to 1 year	8.4	0.1		5.7	0.4
Greater than 1 year	198.3	12.4		525.8	47.9
Total	$3,735.0	$108.1		$837.3	$53.5

15. 1

Appendix to Statistical Supplement

2017 Significant Item

•	First quarter of 2017 loss from a guaranty fund assessment of $20.6 million before tax and $13.4 million after tax.

2016 Significant Item

•
In August 2016, we acquired 100 percent of the shares and voting interests in H&J Capital, L.L.C., parent of Starmount Life Insurance Company and AlwaysCare Benefits (which collectively we refer to as Starmount) for a total cash purchase price of $140.3 million, plus contingent cash consideration of $10.0 million. Starmount Life Insurance Company is an independent provider of dental and vision insurance in the U.S. workplace, and AlwaysCare Benefits is a nationally licensed, third-party administrator. Starmount's dental and vision products and new dental and vision products to be marketed by Unum US are reported in our Unum US segment within our supplemental and voluntary product lines. Colonial Life dental and vision products are expected to be introduced in 2018. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue, operating results, or sales during 2016.

2015 Significant Item

•
In September 2015, we acquired 100 percent of the common shares and voting interests in National Dental Plan Limited and associated companies (National Dental) for a total cash purchase price of £35.9 million or $54.3 million. National Dental, a provider of dental insurance in the U.K. workplace, is reported in our Unum UK segment as part of our supplemental product line. This acquisition, the results of which are included in our consolidated financial statements for the period subsequent to the date of acquisition, did not have a material impact on revenue or results of operations during 2015.

16

Appendix to Statistical Supplement - Continued

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Consolidated operating revenue, which excludes realized investment gains or losses;

•	After-tax operating income or loss, which excludes realized investment gains or losses and certain other items, as applicable;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•	Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Northwind Holdings, LLC;

•	Book value per common share, which is calculated excluding accumulated other comprehensive income (AOCI); and

•
Premium income from our core operating segments, adjusted for the foreign exchange rate variability and premium income ceded in the individual disability reinsurance agreement entered into in the fourth quarter of 2016.

Realized investment gains or losses and unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability.

Information reconciling the Company’s outlook on after-tax operating income growth per share to the comparable GAAP financial measure is not provided. The only amounts excluded from after-tax operating income are those described in this Appendix to Statistical Supplement. The Company is unable to predict with reasonable certainty realized investment gains and losses, which are affected by overall market conditions and also by factors such as an economic or political change in the country of the issuer, a regulatory change pertaining to the issuer’s industry, a significant improvement or deterioration in the cash flows of the issuer, unforeseen accounting irregularities or fraud committed by an issuer, movement in credit spreads, ratings upgrades or downgrades, a change in the issuer’s marketplace or business prospects, or any other event that significantly affects the issuers of the fixed maturity securities which the Company holds in its investment portfolio. For a reconciliation of the most directly comparable GAAP measures to these non-GAAP financial measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.2, other than book value per common share, which is presented on page 2.

16. 1

Reconciliation of Non-GAAP Financial Measures

	Three Months Ended
	March 31	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31
	2017	2016				2015
Total Revenue	$2,806.5	$2,796.5	$2,763.3	$2,761.3	$2,725.4	$2,722.4	$2,657.8	$2,703.7	$2,647.4
Excluding:
Net Realized Investment Gain (Loss)	11.0	28.4	11.0	5.3	(20.5)	(2.7)	(26.6)	0.8	(15.3)
Operating Revenue	$2,795.5	$2,768.1	$2,752.3	$2,756.0	$2,745.9	$2,725.1	$2,684.4	$2,702.9	$2,662.7

			Annualized
	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(1)	On Equity
Three Months Ended March 31, 2017
Unum US	$156.2	$4,066.1	15.4%
Unum UK	22.7	575.4	15.8%
Colonial Life	53.7	1,231.4	17.4%
Core Operating Segments	232.6	5,872.9	15.8%
Closed Block	21.3	3,161.3
Corporate	(17.8)	(780.4)
Total	$236.1	$8,253.8	11.4%

Three Months Ended March 31, 2016
Unum US	$141.2	$3,924.2	14.4%
Unum UK	28.5	645.1	17.7%
Colonial Life	50.4	1,139.7	17.7%
Core Operating Segments	220.1	5,709.0	15.4%
Closed Block	22.6	2,942.2
Corporate	(18.5)	(545.3)
Total	$224.2	$8,105.9	11.1%

(1) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.3.

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax	Average	Operating
	Operating	Allocated	Return
	Income (Loss)	Equity(2)	On Equity
Year Ended December 31, 2016
Unum US	$598.3	$3,992.2	15.0%
Unum UK	113.8	610.6	18.6%
Colonial Life	204.9	1,173.9	17.4%
Core Operating Segments	917.0	5,776.7	15.9%
Closed Block	87.0	3,055.1
Corporate	(88.4)	(691.0)
Total	$915.6	$8,140.8	11.2%

Year Ended December 31, 2015
Unum US	$557.5	$4,197.8	13.3%
Unum UK	116.9	650.6	18.0%
Colonial Life	201.1	1,209.4	16.6%
Core Operating Segments	875.5	6,057.8	14.5%
Closed Block	79.0	2,989.2
Corporate	(61.3)	(1,085.9)
Total	$893.2	$7,961.1	11.2%

(2) Excludes net unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

	3/31/2017	12/31/2016	3/31/2016	12/31/2015	12/31/2014
Total Stockholders' Equity, As Reported	$9,107.4	$8,968.0	$8,920.3	$8,663.9	$8,521.9
Excluding:
Net Unrealized Gain on Securities	483.0	440.6	438.4	204.3	290.3
Net Gain on Cash Flow Hedges	316.8	327.5	351.8	378.0	391.0
Total Stockholders' Equity, as Adjusted	$8,307.6	$8,199.9	$8,130.1	$8,081.6	$7,840.6

	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	3/31/2017	12/31/2016	3/31/2016	12/31/2015
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$8,253.8	$8,140.8	$8,105.9	$7,961.1

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

	Three Months Ended March 31
	2017		2016
	(in millions)	per share *	(in millions)	per share *
Net Income	$229.9	$1.00	$210.6	$0.88
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $3.8; $(6.9))	7.2	0.04	(13.6)	(0.06)
Loss from Guaranty Fund Assessment (net of tax benefit of $7.2; $-)	(13.4)	(0.06)	—	—
After-tax Operating Income	$236.1	$1.02	$224.2	$0.94

	Year Ended December 31
	2016		2015
	(in millions)	per share *	(in millions)	per share *
Net Income	$931.4	$3.95	$867.1	$3.50
Excluding:
Net Realized Investment Gain (Loss) (net of tax expense (benefit) of $8.4; $(17.7))	15.8	0.07	(26.1)	(0.11)
After-tax Operating Income	$915.6	$3.88	$893.2	$3.61

* Assuming Dilution

	March 31		December 31
	2017	2016	2016	2015
Debt, As Reported	$2,984.6	$2,793.9	$2,999.4	$2,801.4
Excluding:
Non-recourse Debt	240.2	310.8	255.0	324.0
Debt, As Adjusted	$2,744.4	$2,483.1	$2,744.4	$2,477.4

Total Stockholders' Equity, As Reported	$9,107.4	$8,920.3	$8,968.0	$8,663.9
Excluding:
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	799.8	790.2	768.1	582.3
Northwind Capital	860.5	854.0	862.6	844.6
Equity, As Adjusted	7,447.1	7,276.1	7,337.3	7,237.0
Debt, As Adjusted	2,744.4	2,483.1	2,744.4	2,477.4
Total Capital, As Adjusted	$10,191.5	$9,759.2	$10,081.7	$9,714.4

Leverage Ratio	26.9%	25.4%	27.2%	25.5%

16. 4

	Three Months Ended March 31
	2017	2016	% Change
Premium Income
Unum US	$1,360.4	$1,301.3	4.5%
Unum UK	121.3	139.3	(12.9)
Colonial Life	374.3	351.2	6.6
Premium Income from Core Operating Segments, As Reported	1,856.0	1,791.8	3.6
Excluding:
Translation of Unum UK Premium Income at Prior Period Weighted Average Pound/Dollar Exchange Rate of 1.430	18.7	—	—
Premium Income Ceded in Individual Disability Reinsurance Agreement	23.3	—	—
Premium Income from Core Operating Segments, As Adjusted	$1,898.0	$1,791.8	5.9%

16. 5